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Exhibit 99.1

Certification of Chief Executive Officer
18 U.S.C. Section 1350,
As adopted pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002

        In connection with this annual report on Form 10-K of Medtronic, Inc., the undersigned hereby certifies, in his capacity as Chief Executive Officer of Medtronic, Inc., for purposes of 18 U.S.C. Section 1350, as adopted to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  (1)
  The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  The information contained in this report fairly presents, in all material respects, the financial condition and results of operations of Medtronic, Inc.

Date: July 14, 2003	/s/ ARTHUR D. COLLINS, JR.
Arthur D. Collins, Jr. Chairman of the Board and Chief Executive Officer

        A signed original of this written statement required by Section 906 has been provided to Medtronic, Inc. and will be retained by Medtronic, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Certification of Chief Financial Officer
Pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002

        In connection with this annual report on Form 10-K of Medtronic, Inc., the undersigned hereby certifies, in his capacity as Chief Financial Officer of Medtronic, Inc. for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  (1)
  The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  The information contained in this report fairly presents, in all material respects, the financial condition and results of operations of Medtronic, Inc.

Date: July 14, 2003	/s/ ROBERT L. RYAN
Robert L. Ryan Senior Vice President and Chief Financial Officer

        A signed original of this written statement required by Section 906 has been provided to Medtronic, Inc. and will be retained by Medtronic, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

QuickLinks

  Exhibit 99.1
Certification of Chief Executive Officer 18 U.S.C. Section 1350, As adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
Certification of Chief Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002